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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 SEMPRA ENERGY
                                 -------------

            (Exact name of registrant as specified in its charter)



              CALIFORNIA                                33-0732627
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



          101 ASH STREET                                           92101
       SAN DIEGO, CA  92101
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



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
 If this form relates to the registration of  If this form relates to the registration of a
 a class of securities pursuant to Section    class of securities pursuant to Section 12(g)
 12(b) of the Exchange Act and is effective   of the Exchange Act and is effective pursuant
 pursuant to General Instruction A.(c),       to General Instruction A.(d), please check
 please check the following box.[X]           the following box.[_]


 Securities Act registration statement file number to which this form relates:
                                   333-70640

       Securities to be Registered Pursuant to Section 12(b) of the Act:


           Title of Each Class                    Name of Each Exchange on Which
           to be so Registered                    Each Class is to be Registered
           -------------------                    ------------------------------
           INCOME EQUITY UNITS*                    THE NEW YORK STOCK EXCHANGE


Securities to be Registered Pursuant to Section 12(g) of the Act:

                                     NONE
--------------------------------------------------------------------------------
                               (Title of Class)

____________
* Application has been made for listing pursuant to the requirements of The New York Stock Exchange.
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

The description of the Income Equity Units (the "Income Equity Units") to be registered hereunder is incorporated herein by reference to the description included under the captions "Description of Equity Units," "Description of the Purchase Contracts," "Description of the Purchase Contract Agreement and the Pledge Agreement," and "Description of the Notes" in the Prospectus Supplement, dated April 24, 2002, to the Prospectus included as a part of the Registrant's Registration Statement on Form S-3 (File No. 333-70640), dated as of November 15, 2001, filed with the Securities and Exchange Commission. For purposes of such description, any prospectus supplement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, that purports to describe the Income Equity Units shall be deemed to be incorporated by reference.

ITEM 2.  EXHIBITS.
         --------

The documents listed below are filed as exhibits to this Registration Statement:

1. Registration Statement on Form S-3 (Registration No. 333-70640), dated as of November 15, 2001, filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference.

2. Pricing Agreement, dated as of April 24, 2002, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (filed with the SEC as Exhibit 1.2 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

3. Indenture, dated as of February 23, 2000, between the Registrant and US Bank Trust National Association, as Trustee, used in connection with the issuance of the Notes which are a component of the Income Equity Units, (filed with the SEC as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated as of February 22, 2000) is incorporated herein by reference.

4. First Supplemental Indenture, dated as of April 30, 2002, between the Registrant and U.S. Bank Trust National Association, as Trustee, (filed with the SEC as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

5.   Form of Note (included in Exhibit 3).

6. Purchase Contract Agreement, dated as of April 30, 2002, between the Registrant and U.S. Bank Trust National Association, as Purchase Contract Agent, (filed with the SEC as Exhibit 4.3 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

7.   Form of Income Equity Units Certificate (included in Exhibit 5).

8. Pledge Agreement, dated as of April 30, 2002, among the Registrant, U.S. Bank Trust National Association, as Collateral Agent, and U.S. Bank Trust National Association, as Purchase Contract Agent, (filed with the SEC as
     Exhibit 4.5 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 30, 2002


                                  Sempra Energy


                                  By:  /s/ Charles A. McMonagle
                                      -----------------------------------
                                      Name:  Charles A. McMonagle
                                      Title: Vice President and Treasurer
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                                 EXHIBIT INDEX


The documents listed below are filed as exhibits to this Registration Statement:

EXHIBIT NO.
----------

1. Registration Statement on Form S-3 (Registration No. 333-70640), dated as of November 15, 2001, filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference.

2. Pricing Agreement, dated as of April 24, 2002, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (filed with the SEC as Exhibit 1.2 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

3. Indenture, dated as of February 23, 2000, between the Registrant and US Bank Trust National Association, as Trustee, used in connection with the issuance of the Notes which are a component of the Income Equity Units (filed with the SEC as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated as of February 22, 2000) is incorporated herein by reference.

4. First Supplemental Indenture, dated as of April 30, 2002, between the Registrant and U.S. Bank Trust National Association, as Trustee, (filed with the SEC as Exhibit 4.1 to Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

5.   Form of Note (included in Exhibit 3).

6. Purchase Contract Agreement, dated as of April 30, 2002, between the Registrant and U.S. Bank Trust National Association, as Purchase Contract Agent, (filed with the SEC as Exhibit 4.3 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.

7.   Form of Income Equity Units Certificate (included in Exhibit 5).

8. Pledge Agreement, dated as of April 30, 2002, among the Registrant, U.S. Bank Trust National Association, as Collateral Agent, and U.S. Bank Trust National Association, as Purchase Contract Agent, (filed with the SEC as
     Exhibit 4.5 to the Registrant's Current Report on Form 8-K dated as of April 30, 2002) is incorporated herein by reference.